EXHIBIT 99.1

          [LOGO]                                                       [LOGO]
        EQUITY ONE                                                      FBR
        ==========
a Popular, Inc. Company

                             Computaional Materials
                                Equity One 2004-3

                                   DISCLAIMER



The attached tables and other statistical analyses are intended for use by the addressee only. These materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. ("FBR") in reliance upon information furnished by the issuer of the securities and its affiliates. These materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing these materials which may or may not be reflected herein. As such, no assurance can be given as to the materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in these materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached materials. Furthermore, unless otherwise provided, these materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown herein due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing these materials. The principal amount and designation of any security described herein are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final Prospectus Supplement relating to the securities discussed in this communication for definitive terms.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have  received  this  communication  in error,  please notify the sending
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

Assumptions
Forward LIBOR shocked as follows: 0% for 6 months; 100% thereafter Prepay Curves as Below


Prepayments                               Forward Libor            Excess Spread

--------------------------------------
       Period     CPR FRM     CPR ARM     1m LIBOR       6m LIBOR
--------------------------------------
            1        1.20        2.41       1.2728          1.6855      3.1063%
            2        2.39        4.57       1.4221          1.8600      3.0828%
            3        3.59        6.73       1.6496          2.0215      2.9845%
            4        4.79        8.90       1.8653          2.1617      2.8122%
            5        5.99       11.06       1.9799          2.2888      2.7876%
            6        7.18       13.18       2.1548          2.4265      2.6339%
            7        8.00       14.68       2.2785          2.5469      1.9817%
            8        8.81       16.19       2.3803          2.6824      2.1384%
            9        9.60       17.69       2.5040          2.7840      1.8586%
           10       10.39       19.19       2.6234          2.8869      1.8681%
           11       11.18       20.69       2.7513          2.9957      1.7274%
           12       11.97       25.51       2.8786          3.0990      1.7381%
           13       13.79       25.72       2.9954          3.1947      1.6040%
           14       14.00       25.89       3.0581          3.2921      1.5748%
           15       14.13       26.07       3.1674          3.4000      1.6006%
           16       14.26       26.25       3.2833          3.5052      1.4723%
           17       14.39       26.42       3.4002          3.6206      1.1944%
           18       14.52       26.61       3.5065          3.7206      1.3366%
           19       14.71       26.88       3.6177          3.8271      1.2944%
           20       14.90       27.14       3.7296          3.9391      1.4898%
           21       15.04       27.39       3.8344          3.9917      1.2540%
           22       15.18       27.64       3.9413          4.0406      1.9827%
           23       15.32       27.89       4.0495          4.0906      1.9678%
           24       15.46       28.57       4.1519          4.1305      2.0168%
           25       18.66       47.59       4.1814          4.1680      1.9469%
           26       18.39       45.03       4.0071          4.2045      2.0245%
           27       17.90       42.16       4.0856          4.2779      2.0859%
           28       17.40       39.28       4.1634          4.3510      2.2775%
           29       16.91       36.40       4.2353          4.4293      2.3606%
           30       16.42       34.26       4.3132          4.5012      2.2944%
           31       16.09       32.91       4.3888          4.5752      2.2928%
           32       15.75       31.57       4.4553          4.6502      2.4561%
           33       15.42       30.22       4.5239          4.6794      2.3109%
           34       15.09       28.87       4.5932          4.7065      2.6093%
           35       14.75       27.53       4.6629          4.7309      2.5821%
           36       14.42       28.00       4.7352          4.7524      2.6151%
           37       21.36       40.48       4.7300          4.7730      2.5671%
           38       21.34       38.41       4.6119          4.7888      2.5863%
           39       20.86       36.34       4.6688          4.8433      2.6130%
           40       20.39       34.28       4.7232          4.9000      2.6139%
           41       19.91       33.40       4.7751          4.9508      2.6689%
           42       19.44       32.77       4.8286          5.0037      2.6306%
           43       19.29       32.13       4.8814          5.0599      2.6390%
           44       19.14       31.49       4.9341          5.1079      2.7154%
           45       18.99       30.86       4.9841          5.1339      2.6068%
           46       18.85       30.22       5.0320          5.1594      2.6728%
           47       18.70       29.59       5.0791          5.1803      2.6101%
           48       18.55       29.02       5.1279          5.2035      2.6244%
           49       18.12       28.50       5.1412          5.2215      2.5606%
           50       18.09       27.99       5.0947          5.2398      2.5528%
           51       17.92       27.48       5.1382          5.2845      2.5705%
           52       17.76       26.97       5.1765          5.3222      2.5358%
           53       17.59       26.46       5.2187          5.3622      2.5585%
           54       17.43       25.95       5.2588          5.4054      2.4888%
           55       17.26       25.44       5.2974          5.4415      2.4638%
           56       17.10       24.92       5.3370          5.4798      2.5760%
           57       16.93       24.41       5.3728          5.5006      2.4123%
           58       16.77       23.90       5.4105          5.5184      2.4583%
           59       16.60       23.39       5.4501          5.5348      2.3872%
           60       16.44       23.21       5.4875          5.5524      2.4111%
           61       19.08       27.30       5.4872          5.5663      2.3472%
           62       18.94       26.75       5.4335          5.5812      2.3401%
           63       18.80       26.20       5.4659          5.6156      2.3678%
           64       18.66       25.65       5.4956          5.6425      2.3098%
           65       18.52       25.59       5.5267          5.6736      2.3426%
           66       18.38       25.54       5.5564          5.7052      2.2754%
           67       18.24       25.48       5.5882          5.7334      2.2576%
           68       18.11       25.43       5.6177          5.7620      2.3956%
           69       17.97       25.37       5.6421          5.7714      2.2234%
           70       17.83       25.32       5.6705          5.7801      2.2626%
           71       17.69       25.26       5.6984          5.7872      2.1917%
           72       17.55       25.22       5.7257          5.7948      2.2281%
--------------------------------------
Thereafter          17.55       25.22       5.7211          5.7996      2.1633%
--------------------------------------
                                            5.6647          5.8079      2.1653%
                                            5.6885          5.8299      2.2032%
                                            5.7126          5.8499      2.1300%
                                            5.7361          5.8728      2.1689%
                                            5.7554          5.8951      2.0952%
                                            5.7783          5.9162      2.0772%
                                            5.7996          5.9372      2.2356%
                                            5.8175          5.9404      2.0421%
                                            5.8401          5.9443      2.0836%
                                            5.8591          5.9474      2.0055%
                                            5.8776          5.9487      2.0491%
                                            5.8790          5.9492      1.9737%
                                            5.8558          5.9519      1.9661%
                                            5.8723          5.9673      2.0112%
                                            5.8894          5.9823      1.9288%
                                            5.9069          5.9997      1.9748%
                                            5.9212          6.0136      1.8912%
                                            5.9374          6.0292      1.8719%
                                            5.9530          6.0437      1.9880%
                                            5.9667          6.0357      1.8336%
                                            5.9820          6.0280      1.8834%
                                            5.9957          6.0174      1.7944%
                                            6.0115          6.0083      1.8454%
                                            6.0167          5.9981      1.7565%
                                            6.0125          5.9863      1.7418%
                                            6.0259          5.9970      1.7955%
                                            6.0373          6.0070      1.7013%
                                            6.0492          6.0164      1.7570%
                                            6.0609          6.0258      1.6601%
                                            6.0722          6.0365      1.6392%
                                            6.0842          6.0447      1.8559%
                                            6.0921          6.1008      1.5974%
                                            6.1035          6.1583      1.6572%
                                            6.1122          6.2107      1.5543%
                                            6.1229          6.2660      1.6160%
                                            6.1349          6.3243      1.5090%
                                            6.1526          6.3756      1.4825%
                                            6.1614          6.3872      1.5476%
                                            6.1693          6.3932      1.4371%
                                            6.1793          6.4015      1.5078%
                                            6.1865          6.4093      1.3991%
                                            6.1934          6.4182      1.3807%
                                            6.2014          6.4251      1.6452%
                                            6.2061          6.3811      1.3423%
                                            6.2142          6.3446      1.4109%
                                            6.2199          6.3069      1.2906%
                                            6.2266          6.2673      1.3719%
                                            6.2333          6.2238      1.2503%
                                            6.2333          6.2238      3.7830%